Exhibit 24-A

POWER OF ATTORNEY

     I, KEVIN G. MOUG, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Chief Financial Officer and Treasurer of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Kevin G. Moug

Kevin G. Moug

In Presence of:

/s/ Jackie Rogness

/s/ Sandy Greenlund

POWER OF ATTORNEY

     I, JOHN C. MAC FARLANE, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Chairman of the Board of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ John C. MacFarlane

John C. MacFarlane

In Presence of:

/s/ Gary J. Spies

/s/ Kenneth L. Nelson

POWER OF ATTORNEY

     I, KAREN M. BOHN, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Karen M. Bohn

Karen M. Bohn

In Presence of:

/s/ Nathan I. Partain

/s/ Gary J. Spies

POWER OF ATTORNEY

     I, THOMAS M. BROWN, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Thomas M. Brown

Thomas M. Brown

In Presence of:

/s/ Karen M. Bohn

/s/ John D. Erickson

POWER OF ATTORNEY

     I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Dennis R. Emmen

Dennis R. Emmen

In Presence of:

/s/ Arvid R. Liebe

/s/ Robert N. Spolum

POWER OF ATTORNEY

     I, ARVID R. LIEBE, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Arvid R. Liebe

Arvid R. Liebe

In Presence of:

/s/ Dennis R. Emmen

/s/ Robert N. Spolum

POWER OF ATTORNEY

     I, KENNETH L. NELSON, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Kenneth L. Nelson

Kenneth L. Nelson

In Presence of:

/s/ John C. MacFarlane

/s Gary J. Spies

POWER OF ATTORNEY

     I, NATHAN I. PARTAIN, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Nathan I. Partain

Nathan I. Partain

In Presence of:

/s/ Kenneth L. Nelson

/s/ Gary J. Spies

POWER OF ATTORNEY

     I, GARY J. SPIES, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Gary J. Spies

Gary J. Spies

In Presence of:

/s/ John C. MacFarlane

/s/ Kenneth L. Nelson

POWER OF ATTORNEY

     I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2003, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: March 8, 2004

/s/ Robert N. Spolum

Robert N. Spolum

In Presence of:

/s/ Arvid R. Liebe

/s/ Dennis R. Emmen